                                                                   EXHIBIT 10.09

                                 MISSION PARK


                     MULTI-TENANT SINGLE-BUILDING PROJECT

                              MODIFIED-NET LEASE


                                by and between


                    WASHCOP ASSOCIATES LIMITED PARTNERSHIP

                                 ("Landlord")


                                      and


                          EXODUS COMMUNICATIONS, INC.

                                  ("Tenant")



                         For the 14,280 SF Premises at
                   1605 Wyatt Drive, Santa Clara, CA  95054

                                 LEASE SUMMARY


Lease Date:                           April 18, 1996

Landlord:                             Washcop Associates Limited Partnership

Address of Landlord:                  c/o Koll Management Services, Inc.
                                      2041 Mission College Blvd., Suite 100
                                      Santa Clara, CA  95054

Tenant:                               Exodus Communications, Inc.

Address of Tenant:                    948 Benicia Avenue
                                      Sunnyvale, CA  94086

Contact:  Dick Stoltz                 Telephone:  (408) 522-8450

Premises:                             Approximately 14,280 square feet

Premises Address:                     1605 Wyatt Drive
                                      Santa Clara, CA  95054

Building Address:                     1605 and 1615 Wyatt Drive
                                      Santa Clara, CA  95054

Building Square Footage:              Approximately 23,400 square feet

Anticipated Commencement Date:        May 1, 1996

Term:                                 Five (5) years

Monthly Rent:                         $15,708.00/month

Estimated Operating Expenses:         $2,999.00/month

Cash Security Deposit:                $15,708.00

Letter of Credit Security Deposit:    $138,000.00

Tenant's Percentage                   61.03%


(This Lease Summary is for information only and is not part of the Lease. The Lease will control in case of any conflicts or inconsistencies.)

                                     LEASE
                                     -----

              (MULTI-TENANT BUILDING ON SINGLE-BUILDING PROJECT)

                               Table of Contents
                               -----------------

1.   PARTIES

2.   PREMISES

3.   DEFINITIONS

4.   LEASE TERM

5.   RENT

6.   LATE PAYMENT CHARGES

7.   SECURITY DEPOSIT

8.   HOLDING OVER

9.   TENANT IMPROVEMENTS

10.  CONDITION OF PREMISES

11.  USE OF THE PREMISES

12.  QUIET ENJOYMENT

13.  ALTERATIONS

14.  SURRENDER OF THE PREMISES

15.  PERSONAL PROPERTY TAXES

16.  UTILITIES AND SERVICES

17.  REPAIR AND MAINTENANCE

18.  LIENS

19.  LANDLORD'S RIGHT TO ENTER THE PREMISES

20.  SIGNS

21.  INSURANCE

22.  DAMAGE OR DESTRUCTION

23.  CONDEMNATION

24.  ASSIGNMENT AND SUBLETTING

25.  DEFAULT

26.  SUBORDINATION

27.  NOTICES

28.  ATTORNEYS' FEES

29.  ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS

30.  TRANSFER OF THE BUILDING OR PROJECT BY LANDLORD

31.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

32.  LIMITATION OF LIABILITY

33.  MORTGAGEE PROTECTION

34.  BROKERS

35.  ACCEPTANCE

36.  MODIFICATION FOR LENDER

37.  PARKING

38.  CONDITION

39.  GENERAL

                               TABLE OF EXHIBITS
                               -----------------

EXHIBIT A  The Premises

EXHIBIT B  The Project

EXHIBIT C  Hazardous Materials Questionnaire

EXHIBIT D  Sign Criteria

                                     LEASE
                                     -----

              (MULTI-TENANT BUILDING ON SINGLE-BUILDING PROJECT)

     1. PARTIES. This Lease ("Lease"), dated April 18, 1996, is entered into by and between Washcop Associates Limited Partnership, a Delaware limited partnership ("Landlord"), whose address is c/o Koll Management Services, Inc., 2041 Mission College Blvd., Suite 100, Santa Clara, California 95054 and Exodus Communications, Inc., a California corporation ("Tenant"), whose address is 948 Benicia Avenue, Sunnyvale, California 94086.

     2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises, consisting of approximately fourteen thousand two hundred eighty (14,280) square feet, shown in EXHIBIT A, having an address of
                                              ---------
1605 Wyatt Drive, Santa Clara, California ("Premises"), and located in the building commonly known as 1605 and 1615 Wyatt Drive ("Building"), as further defined in Paragraph 3.B., in the City of Santa Clara ("City"), County of Santa Clara ("County"), California, together with a right in common with other tenants of the Project to use the Outside Area, as defined in Paragraph 3.I.

     3. DEFINITIONS. The following terms shall have the following meanings in this Lease:

          A.   ALTERATIONS.  Any alterations, additions or improvements made in,
               -----------
on or about the Building or the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

          B.   BUILDING.  The building described in Paragraph 2 consisting of
               --------
approximately twenty-three thousand four hundred (23,400) square feet.

          C.   CC&RS.  Those certain covenants, conditions and restrictions
               -----
recorded in Book E671, Page 414, Official Records of Santa Clara County, on July 26, 1979, as amended.

          D.   COMMENCEMENT DATE.  The Commencement Date of this Lease shall be
               -----------------
the first day of the Term determined in accordance with Paragraph 4.A.

          E.   HVAC.  Heating, ventilating and air conditioning.
               ----

          F.   INTEREST RATE.  Twelve percent (12%) per annum, however, in no
               -------------
event to exceed the maximum rate of interest permitted by applicable law.

          G.   LANDLORD'S AGENTS.  Landlord's authorized agents, partners,
               -----------------
subsidiaries, directors, officers, and employees.

          H.   MONTHLY RENT.  The rent payable pursuant to Paragraph 5.A, as
               ------------
adjusted from time to time pursuant to the terms of this Lease.

          I.   OUTSIDE AREA.  All areas and facilities within the Project,
               ------------
exclusive of the interior of the Building, provided and designated by Landlord for the general use and convenience of Tenant and other tenants and occupants of the Project, including perimeter roads, sidewalks, landscaped areas, service areas, and trash disposal facilities, subject to the reasonable rules and regulations and changes therein from time to time promulgated by Landlord governing the use of the Outside Area.

          J.   PROJECT.  The real property shown on EXHIBIT B consisting of
               -------                              ---------
approximately 1.8 acres, upon which is located the Building. Landlord reserves the right to construct additional buildings within the Project, in which event the area of such buildings shall be added to the area of the existing buildings to determine the total building area of the Project. Landlord further reserves the right to incorporate into the Project any real property adjacent to the Project and on which one or more buildings have been constructed.

          K.   REAL PROPERTY TAXES.  Any form of assessment, license, fee, rent
               -------------------
tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Project or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt off such rent or other sums due under this Lease; (ii) imposed upon any legal or equitable interest of Landlord in the Project or the Premises or any part thereof; (iii) imposed upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Project whether or not now customary or within the contemplation of the parties; (v) imposed as a special assessment for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services; or (vi) imposed as a result of any transfer of any interest in the Project by Landlord, or the construction of any improvements thereon or thereto.

          L.   RENT. Monthly Rent plus Additional Rent defined in Paragraph 5.B.
               ----

          M.   SECURITY DEPOSIT. The Cash Security Deposit (hereafter defined in
               ----------------
Paragraph 7 below) and the Letter of Credit Security Deposit (hereafter defined in Paragraph 7 below).

          N.   SUBLET.  Any transfer, sublet, assignment, license or concession
               ------
agreement, change of ownership, mortgage, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises.

          O.   SUBRENT.  Any consideration of any kind received, or to be
               -------
received, by Tenant from a subtenant if such sums are related to Tenant's interest in this Lease or in the Premises.

          P.   SUBTENANT.  The person or entity with whom a Sublet agreement is
               ---------
proposed to be or is made.

          Q.   TENANT'S PERCENTAGE. The percentage of the area of the Premises
               -------------------
to the area of the Building. Tenant's Percentage is agreed to be sixty-one and three one-hundredths percent (61.03%) for the purpose of this Lease, until such time as additional buildings are made a part of the Project and such percentage is adjusted.

          R.   TENANT'S PERSONAL PROPERTY. Tenant's trade fixtures, furniture,
               --------------------------
equipment and other personal property in the Premises.

          S.   TERM. The term of this Lease, set forth in Paragraph 4.A, as it
               ----
may be extended by written agreement between Landlord and Tenant.

     4.   LEASE TERM.

          A.   TERM.  The term of this Lease shall be fore five (5) years (or
               ----
sixty (60) months) commencing on May 1, 1996 ("Commencement Date") and expiring on April 30, 2001. Except as otherwise provided in Paragraph 4.C. below, if for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, be liable to Tenant for any loss or damage resulting therefrom. Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant and, notwithstanding the foregoing to the contrary, the date that Landlord delivers possession of the Premises to Tenant shall be the Commencement Date. The expiration date of the Term as set forth in this Paragraph 4.A. shall be extended by the same number of days that Landlord's delivery of the Premises to Tenant was delayed.

          B.   EARLY ENTRY.  If Tenant is permitted to occupy the Premises prior
               -----------
to the Commencement Date for the purpose of fixturing or any other purpose permitted by Landlord, such early entry shall be at Tenant's sole risk and subject to all the terms and provisions hereof, except for the payment of Monthly Rent which shall commence on the Commencement Date. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate, and shall further have the right to require that Tenant execute an early entry agreement containing such conditions prior to Tenant's early entry.

          C.   DELAY IN DELIVERING POSSESSION.  In the event that for reasons
               ------------------------------
other than a delay resulting from a force majeure (hereafter defined in Paragraph 39.N. below) ("Force Majeure Delay") or a delay resulting from any act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, and/or consultants ("Tenant Delay"), Landlord has not delivered the Premises to Tenant by June 1, 1996, then Tenant may elect to terminate the Lease. The occurrence of a Force Majeure Delay or Tenant Delay shall extend the June 1, 1996 date for a period equal to the duration of the Force Majeure Delay or the Tenant Delay. Termination of the Lease as provided for herein shall be the sole and exclusive remedy of Tenant for Landlord's failure to deliver the Premises. Tenant shall exercise the right to terminate provided for herein by giving Landlord written notice of its intent to so terminate ("Termination Notice"). The Termination Notice shall be given, if at all, on or before the tenth (10th) day after

June 1, 1996, or the date to which this date has been extended as provided for herein. If the Termination Notice is not given as and when required hereunder, then Tenant shall not be entitled to terminate the Lease. Termination of the Lease shall be effective on the date of Landlord's receipt of the Termination Notice.

     5.   RENT.

          A.   MONTHLY RENT.  Tenant shall pay to Landlord, in lawful money of
               ------------
the United States, for each calendar month of the Term, net Monthly Rent as shown below, in advance, on the first day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand:

               Months of Term                Net Monthly Rent
               --------------                ----------------

                   01 - 60                      $15,708.00

          B.   ADDITIONAL RENT.  Additionally, Tenant shall pay, as and with the
               ---------------
net Monthly Rent, Tenant's Percentage of the estimated monthly Operating Expenses, as adjusted from time to time, and as more specifically set forth in Paragraph 17.C. Tenant shall deposit with Landlord upon execution of this Lease the following amounts to be applied toward Rent due for the first month of the
Term:

               Monthly Rent (net)            $15,708.00/month

               Tenant's Percentage of
               Operating Expenses            $ 2,999.00/month

                             TOTAL           $18,707.00/month

All monies (except Monthly Rent) required to be paid by Tenant under this Lease, including, without limitation, Operating Expenses, shall be deemed Additional Rent.

          C.   PRORATIONS.  If the Commencement Date is not the first (1st) day
               ----------
of a month, or if the expiration date of this Lease is not the last day of a month, a prorated installment of Rent based on a thirty (30) day month shall be paid for the fractional month during which the Lease commences or expires.

     6. LATE PAYMENT CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within five (5) days after the date due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.

Initials:


_________________________           _________________________
Landlord                            Tenant

     7. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution of this Lease Fifteen Thousand Seven Hundred Eight and no/100ths Dollars ($15,708.00( (the "Cash Security Deposit") and a Letter of Credit in the amount of One Hundred Thirty-Eight Thousand and no/100ths Dollars ($138,000.00) ("Letter of Credit Security Deposit"), both as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. The Letter of Credit Security Deposit shall be (i) issued by a commercial bank satisfactory to Landlord ("Issuer"), (ii) be a stand-by, at-sight, irrevocable letter of credit, (iii) be payable to Landlord, (iv) require that any draw on the letter of credit shall be made only upon receipt by the Issuer of a written certification from Landlord certifying that Landlord is entitled pursuant to the terms of this Lease to draw on the letter of credit, (v) not expire prior to one year or longer after the date of its issuance, and (vi) provide that it is governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 400. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Cash Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. Without limiting the generality of the foregoing, Tenant hereby acknowledges that the following shall constitute loss or damage incurred by Landlord by reason of a default by Tenant hereunder and Landlord shall be entitled to draw on the Letter of Credit Security Deposit to reimburse Landlord for the following costs incurred by Landlord: leasing fees and/or commissions paid in connection with entering into this Lease, reasonable attorneys' fees and costs incurred in connection with entering into this Lease, and all other costs incurred in connection with entering into this Lease and delivering the Premises to Landlord. If any portion of the Cash Security Deposit is applied as permitted hereunder, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Cash Security Deposit to its original amount. In the event that Landlord draws on the Letter of Credit Security Deposit as permitted hereunder, Tenant shall cause a replacement letter of credit to be deposited in the original amount of the Letter of Credit Security Deposit. Within thirty (30) days prior to expiration of the existing Letter of Credit Security Deposit, Tenant shall cause the Issuer to issue and deliver to Landlord a replacement letter of credit. In the event that Landlord assigns its rights under the Lease then Tenant shall cause a replacement Letter to Credit Security Deposit to be issued in the name of the assignee. If Tenant is not otherwise in default, the Cash Security Deposit or any balance thereof and the Letter of Credit Security Deposit shall be returned to Tenant within thirty (30) days after the expiration of the Term.

     8. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein. If Tenant remains in possession without Landlord's consent, Tenant shall indemnify, defend and hold Landlord harmless from all claims, costs and liabilities including attorneys' fees and costs, arising from or in connection with Tenant remaining in possession.

     9.   TENANT IMPROVEMENTS.  Intentionally Omitted.

     10. CONDITION OF PREMISES. Tenant shall deliver possession of the Premises in its "AS IS" condition existing on the date that the existing tenant of the Premises vacates the Premises. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in the condition required hereunder, subject to all applicable laws, codes and ordinances. And damage to the Premises caused by Tenant's move-in shall be repaired or corrected by Tenant, at its expense. Tenant acknowledges that neither Landlord nor its Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business, nor has Landlord or its Agents agreed to undertake any Alterations or construct any tenant improvements to the Premises prior to the Commencement Date.

     11.  USE OF THE PREMISES.

          A.   TENANT'S USE.  Tenant shall use the Premises solely for (i)
               ------------
providing internet and network services, and (ii) marketing, sales, research and development, and general office uses in connection with the uses described in item (i) of this sentence. Tenant shall not use the Premises for any purpose other than the purposes set forth in the immediately preceding sentence without obtaining the prior written consent of Landlord. Tenant agrees that the Project is subject and this Lease is subordinate to the CC&Rs. Tenant acknowledges receipt of a copy of the CC&Rs and further acknowledges that it has read the CC&Rs and knows the contents thereof. Throughout the Term, Tenant shall faithfully and timely perform and comply with the CC&Rs and any modification or amendments thereof.

          B.   COMPLIANCE WITH LAWS. Tenant shall not use the Premises or suffer
               --------------------
or permit anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of public authorities now in force or which may hereafter be in force, relating to or affecting the condition, use or occupancy of the Premises or the Project. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of the Project or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure, nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the

Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building.

          C.   EMISSIONS.  Tenant shall not during the Term of this Lease:
               ---------

               (i) Permit any vehicle on the Project to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

               (ii) Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Landlord or any governmental entity with jurisdiction, does or may pollute or contaminate the same, or is or may become radioactive, or may adversely affect (1) the health or safety of persons, whether on the Premises, the Project, or elsewhere, (2) the condition, use or enjoyment of the Premises or the Project or any other real or personal property located on the Project or elsewhere, or (3) the Project or any of the improvements constructed thereon, including buildings, foundations, pipes, utility lines, landscaping or parking areas;

               (iii) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area, and then only in such manner that the glare, light or heat shall not be discernible from outside the Premises;

               (iv) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Project, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

               (v) Create or permit to be created any ground vibration that is discernible outside the Premises; or

               (vi) Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, on or about the Project or elsewhere.

          D.   HAZARDOUS MATERIALS.
               -------------------

               (i) Tenant agrees to complete prior to Lease execution the questionnaire attached to the Lease as EXHIBIT E (the "Hazardous Materials
                                       ---------
Questionnaire"). Tenant represents and warrants that the information completed by Tenant in the Hazardous Materials Questionnaire is true and complete. Tenant agrees to immediately inform Landlord in writing if any of the information contained in the Hazardous Materials Questionnaire becomes untrue, inaccurate or incomplete.

               (ii) Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's employees, contractors, subcontractors, invitees and sublessees (collectively "Tenant's Agents") in or about the Premises, shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord and Landlord's partners, agents, employees, contractors, and invitees (collectively "Landlord's Agents") from and against any and all liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Premises or the Project by Tenant or Tenant's Agents.

               (iii) If the presence of Hazardous Materials in, on, or about the Premises or the Project caused or permitted by Tenant or Tenant's Agents results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify, and hold Landlord and Landlord's Agents harmless from and against, all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Premises to its condition existing prior to the appearance of such Hazardous Materials.

               (iv) Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises or the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant and Tenant's Agents shall not bring Hazardous Materials of types or quantities differing from those set forth in the Hazardous Materials Questionnaire without first obtaining the written permission of the Landlord. At any time during the Lease term, Tenant shall, within five (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant or Tenant's Agents on the Premises, the nature of such use, and the manner of storage and disposal.

               (v) Landlord may cause testing wells to be installed on or about the Outside Area of the Project, and may cause the ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes, provided that Landlord shall use diligent efforts to minimize any inconvenience or disruption to Tenant's business in connection with such installation. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in Paragraph 11.D(ii) or
(iii).

               (vi) As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) defined as hazardous or extremely hazardous pursuant to

Section 66160 of Title 26 of the California Code of Regulations, Division 22,
(ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq. (42 U.S.C. Section 6903), or (iii) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601 et seq. (42 U.S.C. 6901). As used herein the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

               (vii) The obligations of Landlord and Tenant under this Paragraph 11.D shall survive the expiration or earlier termination of the Lease term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 11.D. In the event of any inconsistency between any other part of the Lease and this Paragraph 11.D, the terms of this Paragraph 11.D. shall control.

     12. QUIET ENJOYMENT. Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

     13. ALTERATIONS. Tenant shall not make or permit any Alterations in, on or about the Premises, except for nonstructural Alterations not exceeding Five Thousand Dollars ($5,000.00) in cost per calendar year, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. With regard to Alterations not requiring Landlord's consent, Tenant shall provide Landlord copies of all plans and specifications therefor prior to the construction thereof. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any: (i) Alterations to the structure or exterior of the Building; (ii) Alterations to and penetrations of the roof of the Building; and (iii) Alterations visible from outside the Premises, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds. All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws and the CC&Rs, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Premises. All Alterations made by Tenant shall be and become the property of Landlord upon installation and shall not be deemed Tenant's Personal Property; provided, however, that Landlord shall at the time consent for the Alterations is requested, notify Tenant, whether Tenant must at the expiration or earlier termination of the Term, remove, at Tenant's expense, any or all Alterations installed by Tenant and return the Premises to their condition prior to the installation of such Alterations, normal wear and tear excepted. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises, whether or not Landlord's consent is required, at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work.

Landlord, at Landlord's option at the expiration or earlier termination of the Term, may require Tenant to remove some or all of any Alterations installed without Landlord's consent.

     14. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and fire or other casualty and approved Alterations which Landlord has indicated shall remain upon the Premises upon the expiration of the Term excepted, with all interior walls repaired and repainted if marked or damaged, all carpets shampooed and cleaned, all broken, marred or nonconforming acoustical ceiling tiles replaced, all windows washed, the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulb or ballasts, the HVAC equipment serviced and repaired by a reputable and licensed service firm, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 13 and all Tenant's Personal Property, and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the expiration or earlier termination of this Lease, Tenant shall indemnify, defend and hold Landlord and its Agents harmless against all claims, costs and liabilities, including attorneys' fees and costs, resulting from Tenant's delay in so surrendering the Premises.

     15. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

     16. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If such utilities are not separately metered to the Premises, Landlord shall bill Tenant for Tenant's pro rata share based on Tenant's Percentage or other equitable basis as determined by Landlord.
Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the willful misconduct or gross negligence of Landlord.

     17.  REPAIR AND MAINTENANCE.

          A.   LANDLORD'S OBLIGATIONS.  Landlord shall maintain in good order,
               ----------------------
condition and repair the structural parts of the Building, including the foundation and subflooring of the Building, the roof (including the roof membrane), exterior walls and interior bearing or structural walls (excluding, however, interior wall surfaces), except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms of this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors. Landlord also shall maintain the Outside Area in good order, condition and repair. Landlord shall at all times have exclusive control of the Outside Area, including the right to grant easements or other rights of access to third parties, and may at any time temporarily close any part thereof, exclude and restrain anyone from any part thereof, except the bona fide customers, employees and invitees of Tenant who use the Outside Area in accordance with the rules and regulations as Landlord may from time to time promulgate, and may change the configuration of the Outside Area. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business. It is an express condition precedent to all obligations of Landlord to repair that Tenant shall have notified Landlord of the need for such repairs. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

          B.  TENANT'S OBLIGATIONS.  Tenant shall at all times and at its own
              --------------------
expense clean, keep and maintain in good order, condition and repair every part of the Premises which is not within Landlord's obligation pursuant to Paragraph 17.A. Tenant's repair and maintenance obligations shall include all plumbing and sewage facilities within the Premises, fixtures, interior walls and ceiling, floors, windows, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. Tenant shall also be responsible for all pest control within the Premises. Tenant shall obtain HVAC systems preventive maintenance contracts with quarterly service (or such other periodic service as Landlord shall designate) in accordance with manufacturer recommendations, which shall be subject to the reasonable approval of Landlord and paid for by Tenant, and which shall provide for and include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and caulking of sheet metal, and recaulking of jacks and vents on an annual basis. Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in such HVAC systems. Tenant shall provide Landlord with copies of all HVAC maintenance reports on a quarterly basis, including copies of contractor recommendations for repairs and/or replacements. If any repairs and/or replacements are recommended by the contractor, Tenant shall perform such repairs and/or replacements and shall provide Landlord with evidence that such repairs and/or replacements have been completed in accordance with the contractor's recommendations. Landlord may, at Landlord's election, have the HVAC systems inspected by Landlord's contractor on a semiannual basis to confirm whether Tenant has maintained the HVAC systems as required herein. The cost of any such semi-annual inspections shall be included in Building Maintenance Expenses and paid for by Tenant as provided in Paragraph 17.C. Notwithstanding the foregoing to the contrary, Landlord shall have the right at any time during the term of this Lease to assume Tenant's obligations to maintain and repair the HVAC systems, as those obligations as specified above in this Paragraph 17.B., upon written notice to Tenant and, if Landlord elects to do so, the cost of such maintenance and repair, including any service contracts maintained by Landlord for such purpose, shall be included in Building Maintenance Expenses and paid by Tenant as provided in Paragraph 17.C.

          C.  REIMBURSEMENT BY TENANT.
              -----------------------

              (i)   Tenant to Pay Operating Expenses.  Tenant shall pay Landlord
                    --------------------------------
monthly, as Additional Rent, Tenant's Percentage of Operating Expenses.

              (ii)  Operating Expenses.  As used herein, the term "Operating
                    ------------------
Expenses" shall mean all expenses incurred by Landlord for the repair and maintenance of the Outside Area and the Building, including, without limitation the following: annual roof inspections; wages and salaries of all employees engaged in the operation, maintenance and security of the Building, including taxes, insurance and benefits relating thereto; the rental cost and overhead of any office and storage space used to provide such services; cost of all supplies, materials and labor used in the operation, repair, replacement and maintenance of the Building and the Outside Area; cost of repairs and general maintenance of the Building and the Outside Area (excluding repairs and general maintenance paid for by proceeds of insurance or by Tenant or other third parties); resurfacing and restriping of the parking area; painting, sweeping, maintenance and repair of sidewalks, fountains, curbs and signs, landscape sprinkler systems, planting and landscaping; lighting and other utilities; directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, lighting systems, storm drainage systems, and any other utility system; personnel to implement such services, including, if Landlord deems necessary, the cost of security guards; garbage, trash, rubbish and waste removal; all costs and respect to repairs and maintenance of utility facilities (including pipes and conduits) serving more than one tenant; depreciation on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); premiums for commercial liability insurance covering the Project; premiums for all risk or causes of loss-special form insurance and, at Landlord's option, earthquake insurance on the Building; premiums for insurance against loss of rents for a period of twelve (12) months from the date of the loss; Real Property Taxes; a reasonable management fee for the manager of the Building; and any capital improvements made to the Building or the Outside Area to reduce operating costs, to comply with governmental rules and regulations enacted after completion of the Building, to replace the roof (including the roof membrane) or the HVAC system for the Building, or to resurface the parking areas. The cost of any capital improvements shall be amortized over the useful life of the improvement and only the annual amortized cost of such item shall be included in Operating Expenses annually.

              (iii) Exclusions From Operating Expenses.  Notwithstanding
                    ----------------------------------
anything to the contrary contained in this Lease, Operating Expenses shall not include the following: (a) costs expended in the original construction of the Building and the Project; (b) costs of alterations or improvements made to the Premises or the premises of other tenants of the Project; (c) depreciation, interest and principal payments on mortgages, ground rents, and other debt costs, if any; (d) expenses resulting from the sole negligence of Landlord or its Agents; (e) legal fees, leasing commissions, advertising expenses and other expenses incurred in connection with the leasing of the Project; (f) costs for which Landlord is reimbursed by insurance; (g) services provided to other tenants in the Building or the Project which are not provided to Tenant; (h) fines, penalties, and interest; and (i) costs incurred by Landlord to correct defects in the construction of the Building or the Project.

              (iv)  Monthly Payments.  From and after the Commencement Date,
                    ----------------
Tenant shall pay to Landlord on the first day of each calendar month of the Term Tenant's Percentage of the estimated monthly Operating Expenses incurred by Landlord. The foregoing estimated monthly charges may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the calendar month next succeeding receipt by Tenant of written notice of such adjustment. Within one hundred twenty (120) days following the end of each calendar year Landlord shall furnish Tenant a statement of such actual expenses ("Actual Expenses") for the calendar year and the payments made by Tenant with respect to such period. If Tenant's payments for the Operating Expenses do not equal the amount of the Actual Expenses, Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of such statement. If Tenant's payments exceed the Actual Expenses, Landlord shall offset the excess against the Operating Expenses thereafter becoming due to Landlord. There shall be appropriate adjustments of the Operating Expenses as of the Commencement Date and expiration of the Term.

              D.    COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Tenant shall, at
                    ----------------------------------------
its cost, comply with, including the making by Tenant of any Alteration to the Premises, all present and future regulations, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation, state, municipal, County and federal governments and their departments, bureaus, boards and officials) arising from Tenant's use or occupancy of the Premises.

     18. LIENS. Tenant shall keep the Building and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and shall indemnify, defend and hold Landlord and its Agents harmless from all claims, costs and liabilities, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten
(10) days after receipt by Tenant of written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility. If Tenant fails to so remove any such lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amounts upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees with interest thereon at the Interest Rate.

     19. LANDLORD'S RIGHT TO ENTER THE PREMISES. Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices, to show the Premises to interested parties such as prospective lenders, to make necessary repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eighty (180) days prior to the expiration or earlier termination of the Term, to place upon the Building and the Outside Area ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible physical interference with Tenant's business.

     20. SIGNS. The location, size, design, color and other physical aspects of Tenant's identification signage shall comply with the sign criteria for the Project attached as EXHIBIT F and shall be subject to the Landlord's written
                    ---------
approval prior to installation (which shall not be unreasonably withheld), the CC&Rs, and any appropriate municipal or other governmental approvals. The cost of the sign, its installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its sign, or, if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent.

     21.  INSURANCE.

          A.  INDEMNIFICATION.  Tenant hereby agrees to defend, indemnify and
              ---------------
hold harmless Landlord an its Agents from and against any and all claims, damage, loss, liability or expense including attorneys' fees and legal costs suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises or the Project or any part thereof and adjacent areas by Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises or the Project by Tenant, except to the extent caused by the negligence or willful misconduct of Landlord or its Agents. Tenant agrees that the obligations assumed herein shall survive the termination or expiration of this Lease. The foregoing indemnity shall not apply, however, to any claims, damage, loss, liability or expense arising out of or in connection with the presence of any Hazardous Materials in, on or about the Project, which indemnity shall be governed solely by the provisions of Paragraph 11.D.

          B.  TENANT'S INSURANCE.  Tenant agrees to maintain in full force and
              ------------------
effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

              (i) Commercial general liability insurance in an amount not less than Five Million and no/100ths Dollars ($5,000,000.00) combined single limit for both bodily injury and property damage which includes blanket contractual liability broad form property damage, personal injury, completed operations and products liability, naming Landlord and its Agents as additional insureds.

              (ii) "Special Form" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO "Special Form" form. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair and replacement of such items so insured. Landlord shall have no interest in the insurance proceeds on Tenant's Personal Property.

          C.  PREMISES INSURANCE.  During the Term Landlord shall maintain
              ------------------
"Special Form" property insurance (including inflation endorsement, sprinkler leakage endorsement and, at Landlord's option, boiler and machinery insurance, earthquake and flood coverage) on the Building, excluding coverage of all Tenant's Personal Property located on or in the Premises. Such insurance shall also include insurance against loss of rents on a "Special Form" basis, including, at Landlord's option, earthquake and flood, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) months commencing on the date of loss.
Such insurance shall name Landlord and its Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). If the Project insurance premiums are increased after the Commencement Date, due to an increase in the value of the Building or its replacement cost, Tenant shall pay Tenant's Percentage of such increase within ten (10) days of notice of such increase. If such insurance premiums are increased due to Tenant's use of the Premises, improvements installed by Tenant, or any other cause solely attributable to Tenant, Tenant shall pay the full amount of the increase.

          D.  WAIVER OF SUBROGATION.  Landlord and Tenant each hereby waive all
              ---------------------
rights of recovery against the other on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

          E.  INCREASED COVERAGE.  Upon demand, Tenant shall provide Landlord,
              ------------------
at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection.

          F.  CO-INSURER.  If, on account of the failure of Tenant to comply
              ----------
with the foregoing provisions, Landlord is adjusted a co-insurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          G.  INSURANCE REQUIREMENTS.  All insurance shall be in a form
              ----------------------
satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall
                                              ------------------------
provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees, with interest thereon at the Interest Rate.

          H.  LANDLORD'S DISCLAIMER.  Landlord and its Agents shall not be
              ---------------------
liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or any other cause whatsoever, unless caused by or due to the sole negligence or willful acts of Landlord. Tenant shall give prompt written notice to Landlord to case of a casualty, accident or repair needed in the Premises.

     22.  DAMAGE OR DESTRUCTION.

          A.  LANDLORD'S OBLIGATION TO REBUILD.  If the Premises or the Building
              --------------------------------
is damaged or destroyed, Landlord shall promptly and diligently repair the same unless either Landlord or Tenant has the right to terminate this Lease as provided herein and either party has elected to so terminate.

          B.  RIGHT TO TERMINATE.  Landlord shall have the right to terminate
              ------------------
this Lease in the event any of the following events occurs:

              (i) Insurance proceeds are not available to pay one hundred percent (100%) of the cost of such repair, excluding the deductible for which Tenant shall be responsible ;

              (ii) The Premises cannot, with reasonable diligence, be fully repaired by Landlord within one hundred twenty (120) days after the date of the damage or destruction; or

              (iii) The Premises cannot be safety repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

          If Landlord elects to terminate this Lease, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. If Landlord elects not to terminate the Lease, subject to Tenant's termination right set forth below, Landlord shall promptly commence the process of obtaining necessary permits and approvals and repair of the Premises or the Building as soon as practicable, and this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 21, excluding proceeds for Tenant's Personal Property, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductibles payable in connection with any insured casualties, unless the casualty was caused by the sole negligence or willful misconduct of Landlord.

          Tenant shall have the right to terminate this Lease, if the Premises cannot, with reasonable diligence and subject to Tenant delays, be fully repaired within one hundred eighty (180) days from the date of damage or destruction. The determination of the estimated repair period shall be made by Landlord in its good faith business judgment within thirty (30) days after such damage or destruction. Landlord shall deliver written notice of the repair period to Tenant after such determination has been made and Tenant shall exercise its right to terminate this Lease, if at all, within ten (10) days of receipt of such notice from Landlord. If this Lease is terminated by either party as permitted herein, Landlord shall refund to Tenant any prepaid Rent allocable to the period following the date of the casualty.

          C.  LIMITED OBLIGATION TO REPAIR.  Landlord's obligation, should it
              ----------------------------
elect or be obligated to repair or rebuild, shall be limited to the Premises or the Building, as the case may be, as any or all of the same existed immediately prior to the casualty, excluding, however, any additional alterations or improvements made by Tenant.

          D.  ABATEMENT OF RENT.  Rent shall be temporarily abated
              -----------------
proportionately during any period when, by reason of such damage or destruction, Landlord and Tenant reasonably determine that there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any other compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code and the provisions of any similar law hereinafter enacted.

          E.  DAMAGE NEAR END OF TERM. Anything herein to the contrary
              -----------------------
notwithstanding, if there is any significant destruction of or damage to the Premises or the Building during the last twelve (12) months of the Term, then Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage. If neither Landlord nor Tenant elects to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 22.A. and 22.B. For purposes of this Paragraph 22.E., "significant" destruction or damage shall mean destruction or damage which cannot reasonably be repaired within sixty (60) days after the date the destruction or damage occurs.

     23. CONDEMNATION. If title to all of the Premises or Building or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises or Building will not, in Landlord's and Tenant's mutual opinion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or Building or part thereof be taken, and Landlord shall refund to Tenant any prepaid Rent allocable to the period following the date of the taking. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

          If any part of the Premises or Building is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises or Building is taken. The Rent and other sums payable hereunder shall be reduced in the same proportion that Tenant's use and occupancy of the Premises is reduced. If any portion of the Outside Area is taken, Tenant's Rent shall be reduced only if such taking materially interferes with Tenant's use of the Outside Area and then only to the extent that the fair market rental value of the Premises is diminished by such partial taking. If the parties disagree as to the amount of Rent reduction, the matter shall be resolved by arbitration and such arbitration shall comply with and be governed by the California Arbitration Act, Sections 1280 through 1294.2 of the California Code of Civil Procedure. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Project or Premises.

          No award for any partial or entire taking shall be apportioned. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, its moving costs, or costs associated with obtaining new premises to conduct the business being conducted in the Premises.

     24.  ASSIGNMENT AND SUBLETTING.

          A.  LANDLORD'S CONSENT.  Tenant shall not enter into a Sublet without
              ------------------
Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon and third person and, at Landlord's election, shall terminate this Lease. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing.

          B.  INFORMATION TO BE FURNISHED.  If Tenant desires at any time to
              ---------------------------
Sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name and identity of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonable request concerning the proposed Subtenant.

          C.  LANDLORD'S ALTERNATIVES. Within thirty (30) days after Landlord's
              -----------------------
receipt of the information specified in Paragraph 24.B., Landlord shall, by written notice to Tenant, elect: (i) terminate this Lease as of the commencement date stated in the proposed Sublet; (ii) acquire from Tenant the interest, or any portion thereof, in this Lease and/or the Premises which is the subject of the proposed Sublet, on the same terms and conditions as stated in the proposed
Sublet: (iii) to consent to the Sublet by Tenant; or (iv) to reasonably withhold its consent to the Sublet. If Landlord proceeds under Paragraph 24.C.(iii) and consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 24.B., subject, however, at Landlord's election, to the condition that any excess of the Subrent over the Rent required to be paid by Tenant under this Lease less reasonable attorneys' fees and leasing commissions paid by Tenant on the Sublease, shall be paid to Landlord.

          D.  PRORATION.  For the purposes of determining the excess Subrent
              ---------
payable to Landlord pursuant to Paragraph 24.C, if a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

          E.  EXEMPT SUBLETS.  Notwithstanding the above, Landlord's prior
              --------------
written consent shall not be required for an assignment of this Lease to a subsidiary, affiliate or parent corporation of Tenant, or a corporation into which Tenant merges or consolidates, if Tenant gives Landlord prior written notice of the name of any such assignee, and if the assignee assumes, in writing, for the benefit of Landlord all of Tenant's obligations under the Lease. An assignment or other transfer of this Lease to a purchaser of all or substantially all of the assets of Tenant shall be deemed a Sublet requiring Landlord's prior written consent.

     25.  DEFAULT.

          A.  TENANT'S DEFAULT.  A default under this Lease by Tenant shall
              ----------------
exist if any of the following occurs:

              (i) If Tenant fails to pay Rent or any other sum required to be paid hereunder when due; or

              (ii) If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within fifteen (15) days after written notice from Landlord where such breach could reasonably be cured within such fifteen (15) day period; provided, however, that where such failure could not reasonably be cured within the fifteen (15) day period, that Tenant shall not be in default if it commences such cure within the fifteen (15) day period and thereafter diligently prosecutes same to completion. which completion shall occur not later than sixty (60) days from the date of receipt of written notice from Landlord; or

              (iii) If Tenant assigns its assets for the benefit of its creditors; or

              (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

              (v) If Tenant abandons or vacates the Premises; provided, however, Tenant's vacation of the Premises with prior written notice to Landlord shall not be deemed to be a default hereunder as long as during such vacation Tenant pays all Rent due under this Lease and performs all other obligations required to be performed by Tenant under this Lease; or

              (vi) If a court of competent jurisdiction makes or enters any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days.

          B.  REMEDIES.  Upon a default, Landlord shall have the following
              --------
remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

              (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

              (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store the same at Tenant's cost and to recover from Tenant as damages:

              (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

              (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant prove could have been reasonably avoided; plus

              (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

              (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

              (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

          The "worth at the time of award" of the amounts referred to in Paragraphs 25.B.(ii)(a) and 25.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 25.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

          (iii) Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No reentry or taking possession of the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

          C.  BANKRUPTCY.
              ----------

              (i) The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

               (ii) Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss resulting from Tenant's breach of this Lease, including any attorneys' fees and costs incurred by Landlord as a result of such breach and/or the bankruptcy proceedings instituted by or against Tenant, and shall provide adequate assurance of future performance under the Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of Rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach any provision, such as radius, location, use, or exclusivity provision, in any other lease of space within the Complex.

               (iii) Nothing contained in this section shall affect the right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

          D.   LANDLORD'S DEFAULT.  Landlord shall not be deemed to be in
               ------------------
default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

     26. SUBORDINATION. This Lease is subject and subordinate to mortgages and deeds of trust (collectively "Encumbrances") which may now affect the Building or the Project, to the CC&Rs and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease be prior and superior thereto, Tenant shall, within seven (7) days after written request from Landlord, execute, have acknowledged and deliver any and all reasonable documents or instruments, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Building or the Project or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, it shall be deemed that this Lease is subordinated. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Building or the Project at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

     27. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

     28. ATTORNEYS' FEES. If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

     29.  ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS. Tenant shall within ten
(10) days following written request by Landlord:

          (i) Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease. as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Building or the Project or a purchaser of the Building or the Project from Landlord. Tenant's failure to deliver an estoppel certificate within seven (7) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance. If Tenant fails to so deliver a requested estoppel certificate within the prescribed time it shall be conclusively presumed that the Lease is unmodified and in full force and effect except as represented by Landlord.

          (ii) Deliver to Landlord the current financial statements of Tenant and financial statements of the two (2) years prior to the current financial statements year, to the extent that such financial statements exist, certified by an officer of the Tenant, including, if they exist, a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

     30. TRANSFER OF THE BUILDING OR PROJECT BY LANDLORD. In the event of any conveyance of the Building or the Project and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment and Tenant agrees to attorn to such transferee provided such transferee assumes Landlord's obligations under this Lease.

     31. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, upon written notice to Tenant, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

     32. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

          (i) The sole and exclusive remedy shall be against the Landlord's interest in the Project, including the Building;

          (ii) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

          (iii) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

          (iv) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

          (v)   No judgment will be taken against any partner of Landlord;

          (vi) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

          (vi) No writ of execution will ever be levied against the assets of any partner of Landlord;

          (viii) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     33. MORTGAGEE PROTECTION. If Landlord defaults under this Lease, Tenant will notify any beneficiary of a deed of trust or mortgagee of a mortgage covering the Building or the Project for which Landlord has provided Tenant with a name and address, and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

     34. BROKERS. Landlord and Tenant warrant and represent each to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Cornish & Carey Commercial and BT Commercial whose commissions shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord and Tenant agree to indemnify, defend and hold each other and their respective agents harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any broker or individual for commissions or fees resulting from the execution of this Lease.

     35. ACCEPTANCE. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Neither party shall record this Lease nor a short form memorandum thereof.

     36. MODIFICATION FOR LENDER. If in connection with obtaining financing for the Building or the Project or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder.

     37. PARKING. Tenant shall have the right to use up to fifty-seven (57) unreserved parking spaces in the Project's parking facilities in common with other tenants of the Project upon terms and conditions, as may from time to time be established by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants. Tenant shall not park cars, trucks, trailers or other vehicles, or parts thereof, overnight on the Project.

     38. CONDITION. The effectiveness of this Lease and the rights and obligations of Landlord and Tenant hereunder shall be conditioned upon Landlord and the existing tenant of the Premises entering into a written lease termination agreement on terms and in form satisfactory to Landlord in its sole and absolute discretion. This condition shall be satisfied, if at all, by April 30, 1996. In the event the condition is not satisfied as and when required, then this Lease shall not be effective and Landlord and Tenant shall have no rights or obligations hereunder.

     39.  GENERAL.

          A.   CAPTIONS.  The captions and headings used in this Lease are for
               --------
the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          B.   EXECUTED COPY.  Any fully executed copy of this Lease shall be
               -------------
deemed an original for all purposes.

          C.   TIME.  Time is of the essence for the performance of each term,
               ----
condition and covenant of this Lease.

          D .  SEPARABILITY. If one or more of the provisions contained herein,
               ------------
except for the payment of Rent, is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

          E.   CHOICE OF LAW. This Lease shall be construed and enforced in
               -------------
accordance with the substantive laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

          F.   GENDER: SINGULAR, PLURAL. When the context of this Lease
               ------------------------
requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

          G.   BINDING EFFECT.  The covenants and agreement contained in this
               --------------
Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns to the extent this Lease is assignable.

          H.   WAIVER.  The waiver by Landlord or Tenant of any breach of any
               ------
term, condition or covenant, of this Lease by the other shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by the waiving party.

          I.   ENTIRE AGREEMENT.  This Lease is the entire agreement between the
               ----------------
parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          J.   AUTHORITY.  If Tenant is a corporation or a partnership, each
               ---------
individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease.

          K.   EXHIBITS.  All exhibits, amendments, riders and addendums
               --------
attached hereto are hereby incorporated herein and made a part hereof.

          L.   RULES AND REGULATIONS.  Landlord shall have the right to
               ---------------------
establish from time to time such rules and regulations as Landlord shall deem reasonable and appropriate for the protection of the Project.

          M.   DAYS OF WEEK.  If the date upon which any act is to be performed
               ------------
or notice is to be delivered under this Lease shall fall upon a Saturday, Sunday or legal holiday, such act or notice shall be timely if performed or delivered on the next business day.

          N.   FORCE MAJEURE. The performance of any obligation to be performed
               -------------
by Landlord and Tenant under this Lease, excluding, however, the obligation to pay Rent or any other sum payable to Landlord by Tenant, shall be excused for any period during which either party is prevented from performing such obligation due to causes beyond such party's control, including without limitation, strikes, lockouts or other labor disturbance or labor dispute, governmental regulation, moratorium or other governmental action, civil disturbance, war, war-like operations invasions, rebellion, hostilities, sabotage, fires or other casualty, rain, flooding, hailstorms, lightning, earthquake, or other acts of God (collectively, "force majeure"). Landlord and Tenant each agree to (i) provide written notice to the other if Landlord or Tenant is unable to perform any obligation imposed upon such party hereunder within the time period required, if such inability to perform is due to force majeure. and (ii) use reasonable efforts to mitigate the effects of force majeure on the timely performance of such obligation.

          This Lease is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

TENANT                                           LANDLORD
------                                           --------

EXODUS COMMUNICATIONS, INC.,                     WASHCOP ASSOCIATES LIMITED
a California corporation                         PARTNERSHIP, a Delaware limited
                                                 partnership

By  /s/ K. B. Chandrasekhar                 By: Koll Management Services, Inc.,
    -------------------------------
                                                a Delaware corporation,
Its President                                   its managing, agent
    -------------------------------

By  /s/ Richard S. Stoltz                       By  /s/ William M. Harris
    -------------------------------                 ---------------------------

Its COO/CFO VP Finance                          Its    Regional President
    -------------------------------                 ---------------------------

                                 THE PREMISES
                                 ------------


                                   EXHIBIT A
                                   ---------


                             [Diagram of Premises]


                         1605 Wyatt Drive, Santa Clara

                                  THE PROJECT
                                  -----------

                                   EXHIBIT B
                                   ---------


                             [Diagram of Premises]

              TENANT ENVIRONMENTAL RISK ASSESSMENT QUESTIONNAIRE

                              GENERAL INFORMATION
                              -------------------

Name of Responding Company:_____________________________________________________

Mailing Address:________________________________________________________________

Signature:______________________________________________________________________

Date:____________ Age of Facility:_____________ Length of Occupancy:____________


Major products manufactured and or activities conducted on the property:________
________________________________________________________________________________
________________________________________________________________________________

Type of Business Activity(ies):         Hazardous Materials Activities:
-----------------------------           ------------------------------
(check all that apply)                          (check all that apply)


________ machine shop                    ___________ degreasing
________ light assembly                  ___________ chemical/etching/milling
________ research and development        ___________ wastewater treatment
________ product service or repair       ___________ painting
________ photo processing                ___________ striping
________ automotive service and repair   ___________ cleaning
________ manufacturing                   ___________ printing
________ warehouse                       ___________ analytical lab
________ integrated/printed circuit      ___________ plating
________ chemical/pharmaceutical product ___________ chemical/missing/synthesis
                                         ___________ silkscreen
                                         ___________ lathe/mill machining
                                         ___________ deionizer water product
                                         ___________ photo masking
                                         ___________ wave solder
                                         ___________ metal finishing

                HAZARDOUS MATERIALS/WASTE HANDLING AND STORAGE
                ----------------------------------------------

A.   Are hazardous materials handled on any of your shipping and receiving docks
     in container quantities greater than one gallon? ________ yes     no

                                   EXHIBIT C
                                   ---------

B. If hazardous materials or waste are stored on the premises, please check off the nature of the storage and type(s) of materials below:


     Type of storage container                   Type of hazardous materials
     -------------------------                   ---------------------------
     (list above-ground storage only)            and/or waste stored
                                                 -------------------

     ______ 1 gallon or 3 liter bottles/cans   _______ acid
     ______   to 30 gallon carboys             _______ phenol
     ______ 55 gallon drums                    _______ caustic/alkalinecleaner
     ______ tanks                              _______ cyanide
                                               _______ photo resist stripper
                                               _______ paint
                                               _______ flammable solvent
                                               _______ gasoline/diesel/fuel
                                               _______ nonflammable/chlorinated
                                               _______ solvent
                                               _______ oil/cutting fluid

C.   Do you accumulate hazardous waste onsite? ________ yes   _______ no

     If yes, how is it being handled?

          ________ onsite treatment or recovery
          ________ discharged to sewer
          ________ hauled offsite
          ________ incineration


D.   Indicate your hazardous waste storage status with DHS:

          ________ generator
          ________ interim status facility
          ________ permitted TSDF
          ________ none of the above


                        WASTEWATER TREATMENT/DISCHARGE
                        ------------------------------


A.   Do you discharge industrial wastewater to:

          ________ sewer
          ________ storm drain
          ________ surface water
          ________ no industrial discharge


B.   Is your industrial wastewater treated before discharge? _____ yes _____ no

     If yes, what type of treatment is being conducted?

          ________ neutralization
          ________ metal hydroxi deformation
          ________ closed loop treatment
          ________ cyanide destruct
          ________ HF treatment
          ________ other


             SUBSURFACE CONTAINMENT OF HAZARDOUS MATERIALS/WASTES
             ----------------------------------------------------

                                   EXHIBIT C
                                   ---------

A.   Are buried tanks/sumps being used for any of the following:

          ___________ hazardous waste storage
          ___________ chemical storage
          ___________ gasoline/diesel fuel storage
          ___________ waste treatment wastewater neutralization
          ___________ wastewater neutralization
          ___________ industrial
          ___________ wastewater treatment
          ___________ none of the above

B.   If buried tanks are located onsite, indicate their construction:
          ___________ steel  ___________ fiberglass  __________ concrete

          ___________ inside open vault   ___________ double walled

C. Are hazardous materials or untreated industrial watewater transported via buried piping to tanks, process areas or treatment areas?

          __________  yes   ________ no


D.   Do you have wet floors in your process areas? ______ yes        no

     If yes, name processes:___________________________________________

E.   Are abandoned underground tanks or sumps located on the property?

          __________ yes    ________ no

                          HAZARDOUS MATERIALS SPILLS
                          --------------------------


A.   Have hazardous materials ever spilled to:

          _________ the sewer
          _________ the storm drain
          _________ onto the property
          _________ no spills have occurred


B.   Have you experienced any leaking underground tanks or sumps?

          __________ yes    ________ no

C.   If spills have occurred, were they reported? _______ yes   ______ no

     Check off the government agencies that you contacted regarding the spill(s):

          _________ Department of Health Services
          _________  epartment of Fish and Game
          _________ EPS, Region 9, San Francisco
          _________ S.F. Regional Water Quality Control Board (RWQCB)
          _________ Fire Department

                                   EXHIBIT C
                                   ---------

D. Have you been contacted by a government agency regarding soil or groundwater contamination on your site?

          ________ yes    ________ no

                                     WELLS
                                     -----

Do you have exploratory wells onsite?  _______ yes  ______ no

If yes, indicate the following:

     Number of wells: __________      Approximate depth of wells: ________

     Well Diameters:  __________

PLEASE ATTACH ENVIRONMENTAL REGULATORY PERMITS AND AGENCY REPORTS
THAT APPLY TO YOUR OPERATION

Check off those enclosed:
------------------------

___________ Hazardous Materials Inventory Statement HMIS
___________ Hazardous Materials Management Plan, HMMP
___________ Department of Health Services, Generatory Inspection Report
___________ Underground Tank Registrations
___________ Industrial Wastewater Discharge Permit

                                   EXHIBIT C
                                   ---------

                          MISSION PARK SIGN CRITERIA
                          --------------------------

BUSINESS IDENTIFICATION SIGNS

1. Each tenant shall be permitted to use only those business identification signs provided by Landlord. No other business identification signs shall be permitted to be erected or attached to exterior building surfaces, planter walls 4r other on-site or off-site improvements.

2. No alterations of any sort shall be permitted to be made to business identification signs other than those described below.

3.   All tenant signing shall require specific approval by Landlord.

4. All lettering surfaces shall be provided with and shall remain a uniform black finish on a metal face. Business identification signing shall be by either of the following methods:

     (a)  Painted on or die-cut-vinyl letter affixed to the lettering surface;
          or

     (b) Lettering cut out of metal lettering surface backed by translucent acrylic material, and internally illuminated. Internally illuminated signs shall require specific approval of Landlord. Costs of adapting sign to internal illumination shall be borne by the tenant. Upon termination of tenancy, all lettering surfaces shall be returned to their original non-illumination configuration.

5. Lettering may be of any lettering style but shall be white in color; no other colors will be permitted. Logos consisting of symbols or letters not spelling an entire word may be permitted to be a single color other than white provided that a narrow white background surrounds the logo. No logo shall exceed 25% of the designated lettering surface.

6. The lettering area, defined as the rectangular area which fully encloses all letters or symbols, that identifies the tenant business shall not exceed 80% of the designated lettering surface.

7. Signing shall be limited to the display of the name and/or symbol of the tenant business. No messages or advertising of any kind including, but not limited to, advertising of products, services or job openings shall be permitted

INFORMATIONAL AND VEHICULAR CONTROL SIGNS

1. All informational and vehicular control signs shall be of uniform design using Matthews Architectural Division's Post & Panel Assembly I System or sign system of equal design which is specifically approved in writing by Landlord. Both posts and panels shall have a durable black finish. All lettering shall be Helvetica Medium white in color. Red and yellow may be used for stop and yield signs respectively.

2. No informational or vehicular control signs shall have a panel which exceeds 5 square feet in area per side.

3. No business name, symbol or advertising of any sort shall be permitted on any informational or vehicular control sign.

4. No informational or vehicular control sign shall exceed a height of 4 feet above the underlying grade.

5. No informational or vehicular control sign shall be located so as to reduce the flow of vehicles or pedestrians.

6. No informational or vehicular control signs shall be internally illuminated or illuminated from the ground.

                                   EXHIBIT D
                                   ---------